EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated September 29, 2003, which appears on page F-1 of the 2002 Annual Report on Form 10-KSB of Newcom International, Inc.

/S/ Pohl, McNabola, Berg & Co., LLP

October 29, 2003